UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    October 22, 2008

PepperBall Technologies, Inc.
(Exact name of registrant as specified in charter)

Colorado	001-32566	20-1978398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6142 Nancy Ridge Drive, Suite 101
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code:    (858) 638-0236

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

        The Company issued a press release on October 22, 2008 entitled, “PEPPERBALL TECHNOLOGIES LAUNCHES CONSUMER DIVISION WITH ITS NEW HOTSHOT™ PERSONAL DEFENSE SYSTEM” and on October 23, 2008 issued a press release entitled, “PEPPERBALL TECHNOLOGIES EXPANDS CONSUMER DIVISION WITH NEW FLASHLAUNCHER™ FOR HOME AND FAMILY PROTECTION”. The information contained in this Item 8.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Exhibits.

Exhibit No.	Description

99.1	Press release dated October 22, 2008, entitled, “PEPPERBALL TECHNOLOGIES LAUNCHES CONSUMER DIVISION WITH ITS NEW HOTSHOT™ PERSONAL DEFENSE SYSTEM”.

99.2	Press release dated October 23, 2008, entitled, “PEPPERBALL TECHNOLOGIES EXPANDS CONSUMER DIVISION WITH NEW FLASHLAUNCHER™ FOR HOME AND FAMILY PROTECTION”.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2008	PepperBall Technologies, Inc. By: /s/ Jeffrey G. McGonegal Jeffrey G. McGonegal Chief Financial Officer